                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-00266

                           TRI-CONTINENTAL CORPORATION
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Semiannual Report

                                                      (COLUMBIA MANAGEMENT LOGO)

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2010

TRI-CONTINENTAL CORPORATION SEEKS FUTURE GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.


 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS  -------------------------------------------------------------


Your Fund at a Glance..............    2

Portfolio of Investments...........    6

Statement of Assets and
  Liabilities......................   18

Statement of Capital Stock and
  Surplus..........................   19

Statement of Operations............   20

Statements of Changes in Net
  Assets...........................   21

Financial Highlights...............   22

Notes to Financial Statements......   24

Approval of Investment Management
  Services Agreement...............   39

Proxy Results......................   42

Proxy Voting.......................   43




--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> Tri-Continental Corporation (the Fund) Common Stock decreased 4.93% based on net asset value, and 4.89% based on market price for the six months ended June 30, 2010.

> The Fund outperformed its benchmark, the Standard & Poor's (S&P) 500 Composite
  Stock Price Index (S&P 500 Index), which fell 6.65% for the six-month period.

> The Fund also outperformed the Lipper Large-Cap Core Funds Index, which declined 7.65% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2010)
--------------------------------------------------------------------------------


                           6 MONTHS*   1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Tri-Continental
  Corporation
  Market Price               -4.89%   +20.17%  -18.57%   -4.01%   -3.10%
-------------------------------------------------------------------------
  Net Asset Value            -4.93%   +18.21%  -15.21%   -4.14%   -3.64%
-------------------------------------------------------------------------
S&P 500 Index(1)
  (unmanaged)                -6.65%   +14.43%   -9.81%   -0.79%   -1.59%
-------------------------------------------------------------------------
Lipper Large-Cap Core
  Funds Index(2)
  (unmanaged)                -7.65%   +12.33%   -9.56%   -0.78%   -2.17%
-------------------------------------------------------------------------
Lipper Large-Cap Core
  Funds Average(3)
  (unmanaged)                -7.86%   +12.11%  -10.01%   -1.11%   -1.21%
-------------------------------------------------------------------------


*   Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting tricontinental.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The indices and the average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.


--------------------------------------------------------------------------------
2  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index (the Lipper Index) includes the 30 largest open-end large-cap core funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested distributions.*
(3) The Lipper Large-Cap Core Funds Average (the Lipper Average) includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor (which is calculated by adding the capitalization weight of each stock in the Russell 3000 Index, in descending order of market cap, until the 70(th) percentile of the total capitalization is reached). Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The Lipper Average's returns include net reinvested distributions.*
   *On Oct. 1, 2009 the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of open-end funds in the Lipper Average, whereas the Lipper Index includes only a select group of open-end funds from the Lipper Average, as described above. This change was made to bring the selection of the secondary benchmark in line with the practice of the Fund Family, which would permit a common stockholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included. Although the Fund is a closed-end fund, the Lipper Index and the Lipper Average are included because they provide a broader competitor base than the equivalent Lipper closed-end universes.


--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

PRICE PER SHARE
--------------------------------------------------------------------------------


                                JUNE 30, 2010  MARCH 31, 2010  DEC. 31, 2009
----------------------------------------------------------------------------
Market price                        $10.87         $12.27          $11.52
----------------------------------------------------------------------------
Net asset value                      12.95          14.53           13.73
----------------------------------------------------------------------------


DISTRIBUTIONS PAID PER COMMON SHARE(A)
--------------------------------------------------------------------------------


PAYABLE DATE                                     PER SHARE AMOUNT
-----------------------------------------------------------------
March 29, 2010                                         $0.04
-----------------------------------------------------------------
June 21, 2010                                           0.05
-----------------------------------------------------------------


(a) Preferred Stockholders were paid dividends totaling $1.25 per share.

The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.


--------------------------------------------------------------------------------
4  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN(1) (at June 30, 2010)
---------------------------------------------------------------------

STOCKS                                     99.8%
------------------------------------------------
Consumer Discretionary                      9.0%
------------------------------------------------
Consumer Staples                           10.8%
------------------------------------------------
Energy                                     11.6%
------------------------------------------------
Financials                                 15.7%
------------------------------------------------
Health Care                                13.2%
------------------------------------------------
Industrials                                11.1%
------------------------------------------------
Information Technology                     19.3%
------------------------------------------------
Materials                                   2.4%
------------------------------------------------
Telecommunication Services                  4.0%
------------------------------------------------
Utilities                                   2.7%
------------------------------------------------
LIMITED PARTNERSHIPS                        0.2%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS(1) (at June 30, 2010)
---------------------------------------------------------------------

Apple, Inc.                                 5.0%
------------------------------------------------
Chevron Corp.                               3.9%
------------------------------------------------
ConocoPhillips                              3.3%
------------------------------------------------
Microsoft Corp.                             3.3%
------------------------------------------------
IBM Corp.                                   3.3%
------------------------------------------------
Pfizer, Inc.                                2.9%
------------------------------------------------
AT&T, Inc.                                  2.4%
------------------------------------------------
Bank of America Corp.                       2.3%
------------------------------------------------
Merck & Co., Inc.                           2.3%
------------------------------------------------
General Electric Co.                        2.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  5

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JUNE 30, 2010 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (4.2%)
General Dynamics Corp.                                  77,707             $4,550,522
ITT Corp.                                               18,839(e)             846,248
Lockheed Martin Corp.                                   58,984              4,394,308
Northrop Grumman Corp.                                  29,636(e)           1,613,384
Raytheon Co.                                           311,984             15,096,906
Rockwell Collins, Inc.                                  21,939              1,165,619
The Boeing Co.                                          47,701(e)           2,993,238
United Technologies Corp.                              125,207              8,127,186
                                                                      ---------------
Total                                                                      38,787,411
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.3%)
CH Robinson Worldwide, Inc.                             16,264                905,254
FedEx Corp.                                             23,889              1,674,858
                                                                      ---------------
Total                                                                       2,580,112
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Johnson Controls, Inc.                                  41,647              1,119,055
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson, Inc.                                   78,255              1,739,609
-------------------------------------------------------------------------------------

BEVERAGES (1.9%)
Brown-Forman Corp., Class B                             20,369(e)           1,165,718
Coca-Cola Enterprises, Inc.                             31,282                808,953
PepsiCo, Inc.                                           61,609              3,755,069
The Coca-Cola Co.                                      230,415             11,548,399
                                                                      ---------------
Total                                                                      17,278,139
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Cephalon, Inc.                                          13,389(b)             759,826
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Franklin Resources, Inc.                                33,962              2,927,185
Morgan Stanley                                          32,323                750,217
The Bank of New York Mellon Corp.                      118,397              2,923,222
The Goldman Sachs Group, Inc.                           54,434              7,145,551
                                                                      ---------------
Total                                                                      13,746,175
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Products & Chemicals, Inc.                          12,825                831,188
CF Industries Holdings, Inc.                             9,852                625,109
Eastman Chemical Co.                                    23,702              1,264,739
EI du Pont de Nemours & Co.                             31,327              1,083,601
PPG Industries, Inc.                                    26,162              1,580,446
The Dow Chemical Co.                                   112,713              2,673,553
The Sherwin-Williams Co.                                15,478(e)           1,070,923
                                                                      ---------------
Total                                                                       9,129,559
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.3%)
Comerica, Inc.                                          17,012                626,552
Fifth Third Bancorp                                     98,736              1,213,465
First Horizon National Corp.                            78,132(b,e)           894,609
KeyCorp                                                 63,371                487,323
M&T Bank Corp.                                          16,187(e)           1,375,086
PNC Financial Services Group, Inc.                     205,785             11,626,853
SunTrust Banks, Inc.                                   102,300              2,383,590
US Bancorp                                              61,420              1,372,737
Wells Fargo & Co.                                      398,424             10,199,654
                                                                      ---------------
Total                                                                      30,179,869
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
6  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Avery Dennison Corp.                                    27,121               $871,398
Pitney Bowes, Inc.                                      42,234(e)             927,459
RR Donnelley & Sons Co.                                356,397              5,834,218
                                                                      ---------------
Total                                                                       7,633,075
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
Cisco Systems, Inc.                                    223,328(b)           4,759,120
Motorola, Inc.                                         255,021(b)           1,662,737
QUALCOMM, Inc.                                          17,150                563,206
                                                                      ---------------
Total                                                                       6,985,063
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (6.8%)
Apple, Inc.                                            179,321(b)          45,104,611
Dell, Inc.                                             351,104(b)           4,234,314
NetApp, Inc.                                           122,453(b)           4,568,721
Teradata Corp.                                         239,300(b)           7,293,864
Western Digital Corp.                                   22,385(b)             675,132
                                                                      ---------------
Total                                                                      61,876,642
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                             25,350(e)           1,077,375
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Capital One Financial Corp.                             44,635(e)           1,798,791
Discover Financial Services                            169,896              2,375,146
SLM Corp.                                              129,265(b)           1,343,063
                                                                      ---------------
Total                                                                       5,517,000
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                                       29,421(e)           1,160,658
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
H&R Block, Inc.                                         77,095(e)           1,209,621
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.4%)
Bank of America Corp.                                1,472,802             21,164,164
Citigroup, Inc.                                      2,617,393(b)           9,841,398
                                                                      ---------------
Total                                                                      31,005,562
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
AT&T, Inc.                                             921,094             22,281,264
Frontier Communications Corp.                          266,265(e)           1,893,144
Verizon Communications, Inc.                           379,598             10,636,336
Windstream Corp.                                       190,811(e)           2,014,964
                                                                      ---------------
Total                                                                      36,825,708
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.9%)
Edison International                                    29,772                944,368
Exelon Corp.                                            64,635              2,454,191
FirstEnergy Corp.                                       68,312(e)           2,406,632
Progress Energy, Inc.                                   53,552              2,100,309
                                                                      ---------------
Total                                                                       7,905,500
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co.                                    86,057              3,759,831
Rockwell Automation, Inc.                               11,913(e)             584,809
                                                                      ---------------
Total                                                                       4,344,640
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Agilent Technologies, Inc.                              86,701(b,e)         2,464,909
Corning, Inc.                                          139,805              2,257,851
Jabil Circuit, Inc.                                     88,650              1,179,045
Tyco Electronics Ltd.                                   70,765(c)           1,796,016
                                                                      ---------------
Total                                                                       7,697,821
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Diamond Offshore Drilling, Inc.                         24,222(e)           1,506,366
Ensco PLC, ADR                                          32,277(c,e)         1,267,841
FMC Technologies, Inc.                                  23,389(b)           1,231,665
Halliburton Co.                                         40,690                998,940
National Oilwell Varco, Inc.                            40,999              1,355,837
Schlumberger Ltd.                                       74,653(e)           4,131,296
                                                                      ---------------
Total                                                                      10,491,945
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Walgreen Co.                                            82,882              2,212,949
Wal-Mart Stores, Inc.                                   90,429              4,346,923
Whole Foods Market, Inc.                                19,466(b,e)           701,165
                                                                      ---------------
Total                                                                       7,261,037
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  7

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD PRODUCTS (2.2%)
Archer-Daniels-Midland Co.                             150,534             $3,886,788
Campbell Soup Co.                                       18,500                662,855
ConAgra Foods, Inc.                                     38,017                886,556
General Mills, Inc.                                     82,342              2,924,788
Hormel Foods Corp.                                      23,467(e)             949,944
Sara Lee Corp.                                          85,249(e)           1,202,011
The Hershey Co.                                        203,500(e)           9,753,755
                                                                      ---------------
Total                                                                      20,266,697
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Oneok, Inc.                                             22,637                979,050
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Becton Dickinson and Co.                                20,425(e)           1,381,139
CareFusion Corp.                                        28,672(b)             650,854
Intuitive Surgical, Inc.                                 9,595(b,e)         3,028,374
Medtronic, Inc.                                        116,706              4,232,926
Stryker Corp.                                           27,683(e)           1,385,811
                                                                      ---------------
Total                                                                      10,679,104
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.7%)
Aetna, Inc.                                             42,232              1,114,080
AmerisourceBergen Corp.                                 35,280              1,120,140
Cardinal Health, Inc.                                   35,379              1,189,088
CIGNA Corp.                                            125,553              3,899,676
Coventry Health Care, Inc.                              46,172(b)             816,321
Humana, Inc.                                            24,709(b)           1,128,460
McKesson Corp.                                          16,234              1,090,275
UnitedHealth Group, Inc.                               313,692              8,908,854
WellPoint, Inc.                                        107,698(b)           5,269,663
                                                                      ---------------
Total                                                                      24,536,557
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Starbucks Corp.                                        108,835              2,644,690
Wyndham Worldwide Corp.                                 76,275              1,536,179
Wynn Resorts Ltd.                                       11,833(e)             902,503
                                                                      ---------------
Total                                                                       5,083,372
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Newell Rubbermaid, Inc.                                 61,536(e)             900,887
Stanley Black & Decker, Inc.                            37,860              1,912,687
Whirlpool Corp.                                          7,372(e)             647,409
                                                                      ---------------
Total                                                                       3,460,983
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Clorox Co.                                              19,549(e)           1,215,166
Colgate-Palmolive Co.                                   11,085                873,055
Kimberly-Clark Corp.                                    40,800              2,473,703
                                                                      ---------------
Total                                                                       4,561,924
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Constellation Energy Group, Inc.                        35,925              1,158,582
NRG Energy, Inc.                                        46,869(b,e)           994,091
The AES Corp.                                           72,143(b)             666,601
                                                                      ---------------
Total                                                                       2,819,274
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.0%)
3M Co.                                                  87,751              6,931,451
General Electric Co.                                 1,379,615             19,894,049
Tyco International Ltd.                                 18,634(c)             656,476
                                                                      ---------------
Total                                                                      27,481,976
-------------------------------------------------------------------------------------

INSURANCE (5.3%)
Aflac, Inc.                                            136,212              5,812,166
AON Corp.                                               84,339              3,130,664
Assurant, Inc.                                          59,589              2,067,738
Chubb Corp.                                            141,105              7,056,661
Hartford Financial Services Group, Inc.                 61,987              1,371,772
Lincoln National Corp.                                  49,430              1,200,655
Principal Financial Group, Inc.                         62,611(e)           1,467,602
The Allstate Corp.                                     321,629              9,240,401
The Progressive Corp.                                  118,864              2,225,134
The Travelers Companies, Inc.                          240,696             11,854,278
Torchmark Corp.                                         41,023(e)           2,031,049
Unum Group                                              57,272              1,242,802
                                                                      ---------------
Total                                                                      48,700,922
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Expedia, Inc.                                           78,713(e)           1,478,230
priceline.com, Inc.                                     13,274(b,e)         2,343,392
                                                                      ---------------
Total                                                                       3,821,622
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
eBay, Inc.                                             129,136(b,e)         2,532,357
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
8  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IT SERVICES (4.4%)
Automatic Data Processing, Inc.                         79,712             $3,209,205
Cognizant Technology Solutions Corp., Class A          110,233(b)           5,518,264
Computer Sciences Corp.                                 15,028                680,017
IBM Corp.                                              241,800             29,857,464
SAIC, Inc.                                              54,719(b,e)           915,996
                                                                      ---------------
Total                                                                      40,180,946
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Mattel, Inc.                                            66,506              1,407,267
-------------------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar, Inc.                                       61,219              3,677,425
Cummins, Inc.                                           15,908(e)           1,036,088
Eaton Corp.                                             12,205(e)             798,695
Flowserve Corp.                                         10,682                905,834
Illinois Tool Works, Inc.                               39,314(e)           1,622,882
Ingersoll-Rand PLC                                      39,846(c,e)         1,374,289
                                                                      ---------------
Total                                                                       9,415,213
-------------------------------------------------------------------------------------

MEDIA (1.7%)
CBS Corp., Class B                                     316,926              4,097,853
DIRECTV, Class A                                        51,100(b)           1,733,312
Gannett Co., Inc.                                      143,205(e)           1,927,539
News Corp., Class A                                    337,587              4,037,541
The Walt Disney Co.                                    119,306(e)           3,758,139
                                                                      ---------------
Total                                                                      15,554,384
-------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Alcoa, Inc.                                             99,936(e)           1,005,356
Freeport-McMoRan Copper & Gold, Inc.                   123,344              7,293,331
United States Steel Corp.                               30,531(e)           1,176,970
                                                                      ---------------
Total                                                                       9,475,657
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
Family Dollar Stores, Inc.                             106,315              4,007,012
Macy's, Inc.                                            41,228                737,981
Nordstrom, Inc.                                         62,168              2,001,188
                                                                      ---------------
Total                                                                       6,746,181
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Ameren Corp.                                            40,010                951,038
DTE Energy Co.                                          22,941(e)           1,046,339
Integrys Energy Group, Inc.                             21,038                920,202
PG&E Corp.                                              54,364(e)           2,234,360
Public Service Enterprise Group, Inc.                  239,300              7,497,269
                                                                      ---------------
Total                                                                      12,649,208
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.                                            168,906              1,358,004
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.4%)
Chevron Corp.                                          525,242(g)          35,642,923
ConocoPhillips                                         612,914             30,087,948
Exxon Mobil Corp.                                      238,743             13,625,063
Hess Corp.                                              28,567              1,438,063
Marathon Oil Corp.                                      69,368              2,156,651
Murphy Oil Corp.                                        34,239              1,696,542
Occidental Petroleum Corp.                              72,062              5,559,583
Pioneer Natural Resources Co.                           11,289(e)             671,131
The Williams Companies, Inc.                            44,359                810,883
Valero Energy Corp.                                    207,889              3,737,844
                                                                      ---------------
Total                                                                      95,426,631
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.                                146,334              3,311,538
-------------------------------------------------------------------------------------

PHARMACEUTICALS (9.1%)
Abbott Laboratories                                    253,106             11,840,299
Bristol-Myers Squibb Co.                                72,690(e)           1,812,889
Eli Lilly & Co.                                         99,448              3,331,508
Forest Laboratories, Inc.                              114,465(b)           3,139,775
Johnson & Johnson                                      269,544             15,919,269
King Pharmaceuticals, Inc.                              64,212(b)             487,369
Merck & Co., Inc.                                      600,497             20,999,380
Pfizer, Inc.                                         1,857,854             26,492,997
                                                                      ---------------
Total                                                                      84,023,486
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.3%)
Dun & Bradstreet Corp.                                  44,800(e)           3,006,976
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.5%)
Equity Residential                                      67,059             $2,792,337
Simon Property Group, Inc.                              68,986              5,570,619
Ventas, Inc.                                            50,555(e)           2,373,557
Vornado Realty Trust                                    37,506(e)           2,736,063
                                                                      ---------------
Total                                                                      13,472,576
-------------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
CSX Corp.                                               38,218(e)           1,896,759
Norfolk Southern Corp.                                  87,939              4,665,164
                                                                      ---------------
Total                                                                       6,561,923
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Advanced Micro Devices, Inc.                           175,014(b,e)         1,281,102
Analog Devices, Inc.                                    37,608              1,047,759
Broadcom Corp., Class A                                 51,952(e)           1,712,857
Microchip Technology, Inc.                              68,008(e)           1,886,542
Micron Technology, Inc.                                307,070(b,e)         2,607,024
Texas Instruments, Inc.                                499,600(e)          11,630,689
                                                                      ---------------
Total                                                                      20,165,973
-------------------------------------------------------------------------------------

SOFTWARE (3.8%)
Intuit, Inc.                                            30,700(b)           1,067,439
Microsoft Corp.                                      1,299,994             29,912,862
Oracle Corp.                                            83,820              1,798,777
Rovi Corp.                                              45,089(b,e)         1,709,324
                                                                      ---------------
Total                                                                      34,488,402
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.9%)
Bed Bath & Beyond, Inc.                                 12,498(b)             463,426
Best Buy Co., Inc.                                      57,352              1,941,939
GameStop Corp., Class A                                616,400(b,e)        11,582,156
Home Depot, Inc.                                       166,543              4,674,862
Lowe's Companies, Inc.                                  21,413                437,253
Ltd. Brands, Inc.                                      591,630             13,057,275
The Gap, Inc.                                           46,869                912,071
Tiffany & Co.                                           25,740(e)             975,803
TJX Companies, Inc.                                     22,493(e)             943,581
Urban Outfitters, Inc.                                  31,988(b,e)         1,100,067
                                                                      ---------------
Total                                                                      36,088,433
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Coach, Inc.                                             18,435(e)             673,799
Nike, Inc., Class B                                     53,138              3,589,472
                                                                      ---------------
Total                                                                       4,263,271
-------------------------------------------------------------------------------------

TOBACCO (5.4%)
Altria Group, Inc.                                     912,193             18,280,348
Lorillard, Inc.                                        213,964             15,401,129
Philip Morris International, Inc.                      325,500             14,920,920
Reynolds American, Inc.                                 16,553                862,742
                                                                      ---------------
Total                                                                      49,465,139
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $997,484,695)                                                     $908,296,448
-------------------------------------------------------------------------------------





LIMITED PARTNERSHIP (0.2%)
ISSUER                                                 SHARES                VALUE(a)

CAPITAL MARKETS
WCAS Capital Partners II LP                          4,292,803(d,f)        $1,720,272
-------------------------------------------------------------------------------------
TOTAL LIMITED PARTNERSHIPS
(Cost: $4,212,138)                                                         $1,720,272
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (7.4%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (0.1%)
Thames Asset Global Securities
 09-20-10                            0.551%            $994,570              $994,570
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (3.4%)
Banque Federative du Credit Mutuel
 07-07-10                            0.405            4,994,886             4,994,886
BNP Paribas
 10-15-10                            0.420            4,000,000             4,000,000
Credit Agricole
 10-12-10                            0.420            4,000,000             4,000,000
Credit Industrial et Commercial
 08-02-10                            0.460            4,000,000             4,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
10  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Natixis
 07-01-10                            0.360%          $4,996,852            $4,996,852
Rabobank Group
 10-27-10                            0.397            1,000,000             1,000,000
Unicredit BK AG
 07-02-10                            0.400            5,000,000             5,000,000
 07-12-10                            0.420            3,000,000             3,000,000
                                                                      ---------------
Total                                                                      30,991,738
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (3.9%)(h)
Banc of America Securities LLC
 dated 06-30-10, matures 07-01-10,
 repurchase price
 $10,000,014                         0.050%          10,000,000            10,000,000
Goldman Sachs & Co.
 dated 06-30-10, matures 07-01-10,
 repurchase price
 $13,660,806                         0.030           13,660,795            13,660,795
Morgan Stanley
 dated 01-21-10, matures 07-30-10,
 repurchase price
 $7,002,100                          0.360            7,000,000             7,000,000
Pershing LLC
 dated 06-30-10, matures 07-01-10,
 repurchase price
 $5,000,029                          0.210            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      35,660,795
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $67,647,103)                                                       $67,647,103
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,069,343,936)(i)                                                $977,663,823
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                    1           $256,650    Sept. 2010         $(11,741)



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2010, the value of foreign securities, excluding short-term securities, represented 0.56% of net assets.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(d) At June 30, 2010, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at June 30, 2010, were as follows:

                                  ACQUISITION
     INVESTMENT                      DATES                COST         VALUE(A)
     ---------------------------------------------------------------------------
     WCAS Capital Partners
       II LP                01-09-95 thru 03-05-97     $4,212,138     $1,720,272


(e) At June 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at June 30, 2010 was $1,720,272, representing 0.19% of net assets. Information concerning such security holdings at June 30, 2010 was as follows:

                                           ACQUISITION
     SECURITY                                 DATES                 COST
     ----------------------------------------------------------------------
     WCAS Capital Partners II LP     01-09-95 thru 03-05-97      $4,212,138


(g) At June 30, 2010, investments in securities included securities valued at $651,795 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BANC OF AMERICA SECURITIES LLC (0.050%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $7,072,603
Freddie Mac Gold Pool                             1,540,817
Freddie Mac Non Gold Pool                         1,586,580
-----------------------------------------------------------
Total market value of collateral securities     $10,200,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
12  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



GOLDMAN SACHS & CO. (0.030%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $2,437,952
Government National Mortgage Association         11,496,059
-----------------------------------------------------------
Total market value of collateral securities     $13,934,011
-----------------------------------------------------------


MORGAN STANLEY (0.360%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Allied Irish Banks                                 $565,960
Amstel Funding Corp                                 874,880
Atlantic Asset Securitization LLC                   154,502
Autobahn Funding Company                            161,998
Compass Sec LLC                                     208,133
Ebury Finance Ltd                                   862,548
LMA LMA Americas                                    487,391
Nationwide Building Society                         495,522
NRW Bank                                            806,429
Romulus Funding Corp                                108,438
Scaldis & Scaldis                                   600,116
Scaldis Capital Ltd/LLC                             349,789
Silver Tower US Fund                                983,468
Surrey Funding Corp                                 329,018
White Point Funding Inc                             361,808
-----------------------------------------------------------
Total market value of collateral securities      $7,350,000
-----------------------------------------------------------


PERSHING LLC (0.210%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $1,845,609
Fannie Mae REMICS                                   428,017
Federal Farm Credit Bank                             68,071
Federal Home Loan Banks                             127,711
Federal Home Loan Mortgage Corp                      72,139
Federal National Mortgage Association                87,395
Freddie Mac Gold Pool                             1,273,797
Freddie Mac Non Gold Pool                           106,838
Freddie Mac REMICS                                  267,760
Ginnie Mae I Pool                                   133,911
Ginnie Mae II Pool                                   83,625
United States Treasury Bill                         450,845
United States Treasury Note/Bond                    146,703
United States Treasury Strip Coupon                   7,579
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(i) At June 30, 2010, the cost of securities for federal income tax purposes was approximately $1,069,344,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $42,543,000
     Unrealized depreciation                        (134,223,000)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(91,680,000)
     -----------------------------------------------------------





--------------------------------------------------------------------------------
14  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2010:

                                                FAIR VALUE AT JUNE 30, 2010
                            ------------------------------------------------------------------
                                  LEVEL 1            LEVEL 2
                               QUOTED PRICES          OTHER          LEVEL 3
                                 IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                 $908,296,448               $--            $--     $908,296,448
----------------------------------------------------------------------------------------------
Total Equity Securities          908,296,448                --             --      908,296,448
----------------------------------------------------------------------------------------------
Other
  Limited Partnerships                    --                --      1,720,272        1,720,272
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --        67,647,103             --       67,647,103
----------------------------------------------------------------------------------------------
Total Other                               --        67,647,103      1,720,272       69,367,375
----------------------------------------------------------------------------------------------
Investments in
  Securities                     908,296,448        67,647,103      1,720,272      977,663,823
Other Financial
  Instruments(c)                     (11,741)               --             --          (11,741)
----------------------------------------------------------------------------------------------
Total                           $908,284,707       $67,647,103     $1,720,272     $977,652,082
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
16  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                 LIMITED PARTNERSHIPS
---------------------------------------------------------------------
Balance as of Dec. 31, 2009                           $1,927,202
  Accrued discounts/premiums                                  --
  Realized gain (loss)                                        --
  Change in unrealized appreciation
    (depreciation)*                                     (206,930)
  Net purchases (sales)                                       --
  Transfers in and/or out of Level 3                          --
---------------------------------------------------------------------
Balance as of June 30, 2010                           $1,720,272
---------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at June 30, 2010 was $(206,930).



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.221.2450.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  17

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JUNE 30, 2010 (UNAUDITED)


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,001,696,833)           $910,016,720
  Investment of cash collateral received for securities on loan
    (identified cost $67,647,103)                                    67,647,103
-------------------------------------------------------------------------------
Total investments (identified cost $1,069,343,936)                  977,663,823
Receivable for investment securities sold                             2,865,076
Dividends and accrued interest receivable                             1,597,196
Common Stock receivable                                                  40,073
Other receivable                                                      4,256,330
Other assets                                                             43,681
-------------------------------------------------------------------------------
Total Assets                                                        986,466,179
-------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                           41,631
Preferred Stock dividends payable                                       470,463
Common Stock payable                                                    425,444
Payable upon return of securities loaned                             67,647,103
Variation margin payable on futures contracts                             2,175
Accrued investment management services fees                               9,001
Accrued Stockholder servicing and transfer agency fees                    2,433
Accrued administrative services fees                                      1,463
Accrued Stockholders' meeting fees                                       77,753
Other accrued expenses                                                1,141,379
-------------------------------------------------------------------------------
Total Liabilities                                                    69,818,845
-------------------------------------------------------------------------------
NET ASSETS                                                          916,647,334
Preferred Stock                                                      37,637,000
-------------------------------------------------------------------------------
Net assets for Common Stock                                        $879,010,334
-------------------------------------------------------------------------------
Net assets per share of Common Stock                               $      12.95
-------------------------------------------------------------------------------
Market price per share of Common Stock                             $      10.87
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 64,471,043
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

STATEMENT OF CAPITAL STOCK AND SURPLUS -----------------------------------------
JUNE 30, 2010 (UNAUDITED)


CAPITAL STOCK
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,218
  Shares issued and outstanding -- 752,740                         $   37,637,000
Common Stock, $0.50 par value:
  Shares issued and outstanding -- 67,890,488                          33,945,244
SURPLUS
Capital surplus                                                     1,710,392,780
Undistributed net investment income                                     2,346,712
Accumulated net realized gain (loss)                                 (775,982,548)
Net unrealized depreciation on investments                            (91,691,854)
---------------------------------------------------------------------------------
Net assets                                                         $  916,647,334
---------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)


INVESTMENT INCOME
Income:
Dividends                                                          $ 12,609,981
Interest                                                                  1,418
Income distributions from affiliated money market fund                    2,807
Income from securities lending -- net                                   141,322
-------------------------------------------------------------------------------
Total Income                                                         12,755,528
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,760,810
Stockholder servicing and transfer agency fees                          477,338
Administrative services fees                                            284,769
Custodian fees                                                            9,050
Stockholders' meeting fees                                              172,153
Printing and postage                                                     35,200
Professional fees                                                        28,988
Compensation of board members                                            15,461
Other                                                                   188,758
-------------------------------------------------------------------------------
Total Expenses                                                        2,972,527
-------------------------------------------------------------------------------
Investment income (loss) -- net*                                      9,783,001
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              21,632,230
  Futures contracts                                                     143,210
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                              21,775,440
Net change in unrealized depreciation on investments                (79,364,139)
-------------------------------------------------------------------------------
Net gain (loss) on investments                                      (57,588,699)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              $(47,805,698)
-------------------------------------------------------------------------------


* Net investment income for Common Stock is $8,842,076, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                      JUNE 30, 2010  DEC. 31, 2009
                                                                        (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                        $  9,783,001  $  14,053,685
Net realized gain (loss) on investments                                  21,775,440   (141,070,095)
Net change in unrealized appreciation (depreciation) on
  investments                                                           (79,364,139)   296,146,938
Increase from payment by affiliate (Note 2)                                      --      3,120,206
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (47,805,698)   172,250,734
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO STOCKHOLDERS
Net investment income:
  Preferred Stock                                                          (940,925)    (1,881,850)
  Common Stock                                                           (6,408,064)   (12,202,715)
Return of Capital:
  Common Stock                                                                   --     (1,225,024)
--------------------------------------------------------------------------------------------------
Decrease in net assets from distributions                                (7,348,989)   (15,309,589)
--------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
Value of shares of Common Stock issued for distributions (194,535
  and 554,284 shares)                                                     2,308,102      5,227,483
Value of shares of Common Stock issued for investment plan
  purchases (84,865 and 308,895 shares)                                     976,735      2,865,371
Cost of shares of Common Stock purchased from investment plan
  participants (883,442 and 1,449,460 shares)                           (10,493,401)   (14,528,709)
Cost of shares of Common Stock purchased in the open market
  (412,702 and 452,907 shares)                                           (4,970,065)    (5,047,340)
Cost of shares of Common Stock purchased in cash tender offer (0
  and 9,247,000 shares)                                                          --    (93,024,820)
Net proceeds from issuance of shares of Common Stock upon
  exercise of warrants (0 and 12,095 shares)                                     --         11,248
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       (12,178,629)  (104,496,767)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (67,333,316)    52,444,378
Net assets at beginning of period                                       983,980,650    931,536,272
--------------------------------------------------------------------------------------------------
Net assets at end of period                                            $916,647,334  $ 983,980,650
--------------------------------------------------------------------------------------------------
Undistributed (excess of dividends over) net investment income         $  2,346,712  $     (87,300)
--------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund's performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


--------------------------------------------------------------------------------
22  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

                                                     SIX MONTHS                          YEAR ENDED DEC. 31,
                                                   ENDED JUNE 30,      -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                         2010            2009         2008        2007        2006        2005
                                                     (UNAUDITED)
Net asset value, beginning of period                   $13.73          $11.29       $23.03      $25.66      $22.16      $21.87
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .12             .20          .52         .84         .33         .26
Net gains (losses) (both realized and
 unrealized)                                             (.81)           2.42        (9.88)      (1.01)       3.47         .29
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations                                              (.69)           2.62        (9.36)       (.17)       3.80         .55
------------------------------------------------------------------------------------------------------------------------------
LESS:
Dividends paid on Preferred Stock                        (.01)           (.03)        (.02)       (.02)       (.02)       (.02)
Dividends paid on Common Stock                           (.08)           (.17)        (.50)       (.87)       (.28)       (.24)
Distributions from realized gains                          --              --         (.39)      (1.57)         --          --
Distributions from return of capital                       --            (.02)       (1.22)         --          --          --
Issuance of Common Stock in distributions                  --              --         (.25)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.09)           (.22)       (2.38)      (2.46)       (.30)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Payment from affiliate                                     --             .04           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.95          $13.73       $11.29      $23.03      $25.66      $22.16
------------------------------------------------------------------------------------------------------------------------------
Adjusted net asset value, end of period(a)             $12.91          $13.69       $11.26      $22.98      $25.60      $22.10
Market price, end of period                            $10.87          $11.52        $9.86      $20.90      $22.38      $18.58
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
Based upon net asset value                             (4.93%)         24.11%(b)   (43.77%)      (.52%)     17.38%       2.66%
Based upon market price                                (4.89%)         19.24%      (45.89%)      3.51%      22.10%       2.98%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses to average net assets for Common
 Stock                                                   .62%(c)         .98%         .73%        .66%        .80%        .65%
Net investment income to average net assets
 for Common Stock                                       1.85%(c)        1.46%        2.96%       3.22%       1.40%       1.20%
------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS):
For Common Stock                                         $879            $946         $894      $2,373      $2,657      $2,392
For Preferred Stock                                        38              38           38          38          38          38
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                         $917            $984         $932      $2,411      $2,695      $2,430
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   49%             70%         111%        123%        122%         71%
------------------------------------------------------------------------------------------------------------------------------


(a) Assumes the exercise of outstanding warrants.
(b) During the year ended Dec. 31, 2009, the Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.
(c) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
(UNAUDITED AS OF JUNE 30, 2010)

1. ORGANIZATION

Tri-Continental Corporation (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act), as a diversified, closed-end management investment company. The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock) which trades primarily on the New York Stock Exchange (NYSE) under the symbol "TY".

The Fund invests primarily for the longer term and its objective is to produce future growth of both capital and income while providing reasonable current income.

Tri-Continental Corporation's Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors

--------------------------------------------------------------------------------
24  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


(the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments,
LLC) (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At June 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at June 30, 2010 was $1,720,272 representing 0.19% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

PAYMENT FROM AFFILIATE
During the year ended Dec. 31, 2009, the Investment Manager voluntarily reimbursed the Fund $3,120,206 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to Stockholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
26  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO STOCKHOLDERS
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund's Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When

--------------------------------------------------------------------------------
28  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. For OTC options contracts, the transaction is also subject to counterparty credit risk. At June 30, 2010, and for the six months then ended, the Fund had no written or purchased options.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JUNE 30, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                                                      Net
                                                      assets -- unrealiz-
                                                      ed depreciation on
Equity contracts     N/A                      N/A     investments            $11,741*
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                   $143,210
-----------------------------------------------------------------



 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                    $(7,971)
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was approximately $256,650 at June 30, 2010. The monthly average gross notional amount for long contracts was $2.6 million for the six months ended June 30, 2010. The fair value of such contracts at June 30, 2010 is set forth in the table above.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines on behalf of the Fund which securities will be purchased, held or sold. The management fee charged by the Investment Manager is 0.355% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase The fee for the six months ended June 30, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2010, other expenses paid to this company were $346.


--------------------------------------------------------------------------------
30  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource, Seligman and Threadneedle funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

STOCKHOLDER SERVICING FEES
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Stockholder Servicing Agent) maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund's shares of Common Stock.

The Fund and certain other associated investment companies (together, the Guarantors) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the Fund's former Stockholder servicing agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2010, the Fund's total potential future obligation over the life of the Guaranty is $1,140,700. The liability remaining at June 30, 2010 for Non-Recurring Charges amounted to $583,674 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at June 30, 2010 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,681.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $479,491,474 and $489,488,901, respectively, for the six months ended June 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL STOCK TRANSACTIONS

Under the Fund's Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund's

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

AUTOMATIC DIVIDEND AND CASH PURCHASE PLAN
The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2010, the Fund purchased 883,442 shares of Common Stock from Plan participants at a cost of $10,493,401, which represented a weighted average discount of 15.3% from the net asset value of those acquired shares. A total of 84,865 shares were issued to Plan participants during the period for proceeds of $976,735, a weighted average discount of 15.9% from the net asset value of those shares. In addition, a total of 194,535 shares were issued at market price in distributions during the period for proceeds of $2,308,102, a weighted average discount of 15.4% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder's account as "book credits." Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the six months ended June 30, 2010, the Fund purchased 412,702 shares of its Common Stock in the open market at an aggregate cost of $4,970,065, which represented a weighted average discount of 15.5% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund's stock repurchase program for 2009, the amount of the Fund's outstanding Common Stock that the Fund may repurchase from Stockholders and

--------------------------------------------------------------------------------
32  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund's outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund's Common Stock in the marketplace.

WARRANTS
At June 30, 2010, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase
24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at June 30, 2010, net assets would have increased by $213,516 and the net asset value of the Common Stock would have been $12.91 per share. The number of Warrants exercised during the six months ended June 30, 2010 and for the year ended Dec. 31, 2009 was 0 and 500, respectively.

CASH TENDER OFFER
The Fund conducted a cash tender offer for up to 12.5% of its issued and outstanding shares of Common Stock, which expired on Feb. 11, 2009. The number of shares of Common Stock that were tendered through the expiration date was 9,247,000 (or approximately 11.7% of the Fund's Common Stock outstanding). Because less than 12.5% of the issued and outstanding shares of Common Stock of the Fund was tendered through the expiration date, all properly tendered shares were accepted for purchase. The purchase price was equal to 99.25% of the net asset value per share of the Fund's Common Stock as of the close of the regular trading session of the NYSE on Feb. 12, 2009. The total value of the Common Stock shares purchased was $93,024,820, which was paid in cash.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2010, securities valued at $64,471,043 were on loan, secured by cash collateral of $67,647,103 and secured by U.S. government securities valued at $28,468 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $141,322 earned from securities lending for the six months ended June 30, 2010, is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of RiverSource, Seligman and Threadneedle funds and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $18,332,549 and $22,247,909, respectively, for the six months ended June 30, 2010. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations.

9. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective

--------------------------------------------------------------------------------
34  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



maturity dates, Sept. 14, 2008 and Oct. 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on Sept. 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a component of interest income in the Statement of Operations. At June 30, 2010, the value of the receivable balances were $4.3 million, which represented 0.46% of the Fund's net assets. The receivable balances for the notes are reported as other receivables in the Statement of Assets and Liabilities.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

For federal income tax purposes, the Fund had a capital loss carry-over of $774,327,301 at Dec. 31, 2009, that if not offset by capital gains, will expire as follows:

    2016            2017
$217,818,494    $556,508,807


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

had a post-October loss of $945,335 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund's performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund's performance may be negatively affected.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on

--------------------------------------------------------------------------------
36  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the funds. Further, although we believe proceedings are not likely to have a material adverse effect on the funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
38  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT  --------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and the funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  39

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued)  ---------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the Funds.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and stockholder services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund based on net asset value, market price and the trading price of its common stock compared to net asset value. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style. Further, the Board noted measures taken

--------------------------------------------------------------------------------
40  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio manager expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the complex of Funds, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each Fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board also reviewed information they received with respect to the Fund indicating that although its fee structure falls outside of the pricing philosophy, its expense ratio is lower than the median ratio for a peer group of open-end funds in a comparable asset class. Based on its review, the Board concluded that the Fund's management fee, which was reduced in 2009, was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 as compared with 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  41

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued)  ---------------------------------------------------------


manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Fund's closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY RESULTS  -----------------------------------------------------------------

The 80(th) Annual Meeting of Stockholders of the Fund was held on April 8, 2010. Stockholders voted in favor of each of the Board's two proposals. The description of each proposal and number of shares voted are as follows:

PROPOSAL 1
To elect five Directors to the Fund's Board, one of which (Ms. Jones) to hold office until the 2012 annual meeting of Stockholders and four of which to hold office until the 2013 annual meeting of Stockholders and all until their successors are elected and qualify:

DIRECTOR                    FOR        WITHHELD
-----------------------------------------------
Arne H. Carlson         46,002,826    4,390,426
Anne P. Jones           45,947,732    4,445,519
John F. Maher           46,308,516    4,084,735
Leroy C. Richie         46,136,594    4,256,658
William F. Truscott     46,184,410    4,208,841
-----------------------------------------------


PROPOSAL 2
To ratify the selection of Ernst & Young LLP as the Fund's independent registered public accounting firm for 2010:

FOR                       AGAINST     ABSTAINING
------------------------------------------------
48,123,239               1,153,068      756,948
------------------------------------------------




--------------------------------------------------------------------------------
42  TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the Fund at 800.221.2450; contacting your financial intermediary; visiting tricontinental.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting tricontinental.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2010 SEMIANNUAL REPORT  43

TRI-CONTINENTAL CORPORATION
734 Ameriprise Financial Center
Minneapolis, MN 55474

TRICONTINENTAL.COM


                                You should consider the investment objectives, risks,
                                charges and expenses of the Fund carefully before investing.
                                A prospectus containing information about the Fund
                                (including its investment objectives, risks, charges,
                                expenses and other information about the Fund) may be
                                obtained by contacting your financial advisor or Columbia
                                Management Investment Services Corp. (formerly RiverSource
                                Service Corporation) at 800.221.2450. The prospectus should be read carefully before investing in the Fund. Tri-
                                Continental is managed by Columbia Management Investment
                                Advisers, LLC (formerly RiverSource Investments, LLC). This material is distributed by Columbia Management Investment
                                Distributors, Inc. (formerly RiverSource Fund Distributors,
                                Inc.) member FINRA.
(COLUMBIA MANAGEMENT LOGO)      (C)2010 Columbia Management Investment Advisers, LLC              SL-9948 C (8/10)

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in
        Item 1 of this Form N-CSR.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                           Total Number
                                                             of Shares         Maximum Number
                                                           Purchased as        of Shares that
                                                         Part of Publicly        May Yet Be
                      Total Number of    Average Price    Announced Plans    Purchased Under the
      Period         Shares Purchased   Paid Per Share    or Programs(1)    Plans or Programs(1)
------------------   ----------------   --------------   ----------------   --------------------
1-01-10 to 1-31-10         95,435           $11.62            95,435              3,349,927
2-01-10 to 2-28-10        208,897            11.25            208,897             3,141,030
3-01-10 to 3-31-10        176,621            11.79            176,621             2,964,409
4-01-10 to 4-30-10        340,021            12.67            340,021             2,624,387
5-01-10 to 5-31-10        299,920            12.02            299,920             2,324,468
6-01-10 to 6-30-10        175,250            11.45            175,250             2,149,218

(1) The registrant has a stock repurchase program. For 2010, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedure by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

          (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

          (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tri-Continental Corporation


By /s/ J. Kevin Connaughton
   -----------------------------------
   J. Kevin Connaughton
   President and Principal Executive Officer

Date September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   -----------------------------------
   J. Kevin Connaughton
   President and Principal Executive Officer

Date September 7, 2010


By /s/ Jeffrey P. Fox
   -----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date September 7, 2010